Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended June 30, 2010

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

June 30, 2010

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3
Operating Results
Statement of Operations-Proportionate Consolidation Method - Three Months Ended June 30, 2010 and June 30, 2009	4
Statement of Operations-Proportionate Consolidation Method - Six Months Ended June 30, 2010 and June 30, 2009	5
Net Operating Income - Three Months Ended June 30, 2010 and June 30, 2009	6
Net Operating Income - Six Months Ended June 30, 2010 and June 30, 2009	7
Computation of Earnings Per Share	8
Funds From Operations and Funds Available for Distribution	9
Operating Statistics
Leasing Activity Summary	10
Summarized Rent Per Square Foot and Occupancy Percentages	11
Mall Sales and Rent Per Square Foot	12
Mall Occupancy - Owned GLA	13
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	14
Top Twenty Tenants	15
Lease Expirations	16
Gross Leasable Area Occupancy Summary	17
Property Information	18
Balance Sheet
Balance Sheet - Proportionate Consolidation Method	21
Balance Sheet - Property Type	22
Investment in Real Estate	23
Property Redevelopment Summary	25
Capital Expenditures	26
Debt Analysis	27
Debt Schedule	28
Selected Debt Ratios	29
Shareholder Information	30
Definitions	31

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility, as well as capital application provisions and limits on PREIT’s ability to pay distributions on our common shares; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic downturn and its effect on employment, consumer confidence and consumer spending; tenant business and solvency and leasing decisions and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and rental rates, including at recently redeveloped properties. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2009. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of June 30, 2010, the Company’s 54 properties include 38 shopping malls, 13 strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 34.7 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Third Quarter 2010	November 4, 2010

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffery Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Cedrik Lachance	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah King	(212) 622-5670

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Macquarie Capital	David Wigginton	(212) 231-6380

Stifel Nicolaus	Nathan Isbee	(443) 224-1346

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

July 29, 2010 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

April 30, 2010 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Financing activities:

May 10, 2010 - PREIT announced the underwriters of its previously disclosed public offering exercised, in full, their overallotment option to purchase an additional 1,350,000 common shares of beneficial interest.

May 4, 2010 - PREIT announced that is has priced an underwritten public offering of 9,000,000 newly issued common shares of beneficial interest at $16.25 per share.

May 3, 2010 - PREIT announced that has commenced an underwritten public offering of 8,000,000 common shares of beneficial interest.

Other activities:

July 19, 2010 - PREIT scheduled its Second Quarter 2010 earnings call for Tuesday, August 3, 2010.

June 8, 2010 - PREIT announced that it will present at REITWeek 2010 in Chicago, IL.

June 3, 2010 - PREIT announced the results of the annual meeting of shareholders.

May 11, 2010 - PREIT announced it will ring the Closing Bell ™ at the New York Stock Exchange in celebration of its 50th anniversary.

May 10, 2010 - PREIT announced it has updated its guidance for 2010 Funds From Operations and net loss per diluted share.

April 15, 2010 - PREIT scheduled its First Quarter 2010 earnings call for Thursday, April 29, 2010.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended June 30,		Year Ended December 31,
	2010	2009	2009	2008
TRADING INFORMATION
High Price	$17.35	$7.86	$9.13	$29.70
Low Price	$11.85	$3.45	$2.20	$2.21
Average Daily Trading Volume	900,865	1,013,943	824,654	768,718

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	55,318	43,273	44,615	39,468
OP Units Outstanding	2,329	2,329	2,329	2,201

TOTAL Shares and OP Units Outstanding	57,647	45,602	46,944	41,669

Market Price (closing price at end of period)	$12.22	$5.00	$8.46	$7.45

Equity Market Capitalization - Shares and OP Units	$704,440	$228,009	$397,148	$310,437

DEBT CAPITALIZATION (1)
Secured Debt Balance (2)	2,389,267	1,961,752	1,956,193	1,940,334
Unsecured Debt Balance (3) (4)	136,900	829,400	792,900	811,500

Debt Capitalization	2,526,167	2,791,152	2,749,093	2,751,834

TOTAL MARKET CAPITALIZATION	$3,230,607	$3,019,161	$3,146,241	$3,062,271

Equity Capitalization/Total Market Capitalization	21.8%	7.6%	12.6%	10.1%
Debt Capitalization/Total Market Capitalization	78.2%	92.4%	87.4%	89.9%
Unsecured Debt Balance/Total Debt	5.4%	29.7%	28.8%	29.5%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(5)	$0.150	$0.630	$2.254
Capital Gain	(5)	—	0.110	—
Return of Capital/Non-Taxable	(5)	—	—	0.026

Distributions per share	$0.150	$0.150	$0.740	$2.280

Annualized Dividend Yield (6)	4.9%	12.0%	8.7%	30.6%

CAPITAL RESOURCES

Cash and Cash Equivalents	$33,157	$35,206	$77,147	$12,711

Revolving Credit Facility	150,000	500,000	500,000	500,000
Amount Outstanding	—	(445,000)	(486,000)	(400,000)
Letters of Credit	(1,534)	(3,030)	(3,030)	(6,428)

Available Credit Facility (7)	148,466	51,970	10,970	93,572

TOTAL	$181,623	$87,176	$88,117	$106,283

Shelf Registration	$831,812	$1,000,000	$1,000,000	$1,000,000

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgage loans.
(2)	The secured debt balance includes $413,500 in Term Loans as of June 30, 2010.
(3)

The unsecured debt balance includes $170,000 in senior unsecured 2008 Term Loan as of December 31, 2009, June 30, 2009 and December 31, 2008, respectively, and Credit Facility balances of $486,000 as of December 31, 2009, $445,000 as of June 30, 2009, and $400,000 as of December 31, 2008.

(4)	The unsecured debt balance includes exchangeable notes of $136,900 as of June 30, 2010 and December 31, 2009, respectively, $214,400 as of June 30, 2009 and $241,500 as of December 31, 2008.
(5)	Tax status of 2010 dividend payments will be available in January 2011.
(6)	Based on closing share price at the end of the period.
(7)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Three Months Ended June 30, 2010 and 2009

Proportionate Consolidation Method

(in thousands)

	Three months ended June 30, 2010				Three months ended June 30, 2009
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$73,631	$6,528	$—	$80,159	$73,105	$6,134	$1,155	$80,394
Expense reimbursements	32,709	2,694	—	35,403	33,684	2,693	311	36,688
Percentage rent	641	14	—	655	626	22	—	648
Lease termination revenue	373	275	—	648	938	—	—	938
Other real estate revenue	3,501	286	—	3,787	3,463	436	28	3,927
Interest and other income	598	—	—	598	528	—	—	528

Total revenue	111,453	9,797	—	121,250	112,344	9,285	1,494	123,123

EXPENSES:
Operating expenses:
CAM and real estate taxes	(35,511)	(2,063)	—	(37,574)	(33,563)	(1,966)	(322)	(35,851)
Utilities	(6,166)	(219)	—	(6,385)	(5,913)	(209)	(10)	(6,132)
Other operating expenses	(6,373)	(612)	—	(6,985)	(6,694)	(671)	(22)	(7,387)

Total operating expenses	(48,050)	(2,894)	—	(50,944)	(46,170)	(2,846)	(354)	(49,370)

Depreciation and amortization	(41,598)	(2,102)	—	(43,700)	(41,085)	(2,018)	(395)	(43,498)
Other expenses:
General and administrative expenses	(9,617)	—	—	(9,617)	(9,498)	—	—	(9,498)
Impairment of assets	—	—	—	—	(70)	—	—	(70)
Abandoned project costs, income taxes and other expenses	(161)	—	—	(161)	(80)	—	—	(80)

Total other expenses	(9,778)	—	—	(9,778)	(9,648)	—	—	(9,648)

Interest expense, net (2)	(38,625)	(1,853)	—	(40,478)	(33,249)	(1,762)	—	(35,011)
Gain on extinguishment of debt	—	—	—	—	8,532	—	—	8,532

Total expenses	(138,051)	(6,849)	—	(144,900)	(121,620)	(6,626)	(749)	(128,995)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(26,598)	2,948	—	(23,650)	(9,276)	2,659	745	(5,872)
Equity in income of partnerships	2,948	(2,948)	—	—	2,659	(2,659)	—	—
Gains on sales of real estate	—	—	—	—	1,654	—	—	1,654

Loss from continuing operations	(23,650)	—	—	(23,650)	(4,963)	—	745	(4,218)
Discontinued operations:
Operating results from discontinued operations	—	—	—	—	745	—	(745)	—

Income from discontinued operations	—	—	—	—	745	—	(745)	—

Net loss	(23,650)	—	—	(23,650)	(4,218)	—	—	(4,218)
Less: net loss attributable to noncontrolling interests	964	—	—	964	197	—	—	197

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(22,686)	$—	$—	$(22,686)	$(4,021)	$—	$—	$(4,021)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $927 and $1,428 for the three months ended June 30, 2010 and June 30, 2009, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Six Months Ended June 30, 2010 and 2009

Proportionate Consolidation Method

(in thousands)

	Six Months Ended June 30, 2010				Six Months Ended June 30, 2009
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$148,085	$12,764	$—	$160,849	$145,121	$12,419	$2,324	$159,864
Expense reimbursements	67,521	5,406	—	72,927	67,859	5,195	650	73,704
Percentage rent	1,525	27	—	1,552	1,461	33	—	1,494
Lease termination revenue	2,181	275	—	2,456	1,336	120	—	1,456
Other real estate revenue	6,466	563	—	7,029	6,715	804	54	7,573
Interest and other income	1,326	—	—	1,326	1,230	—	—	1,230

Total revenue	227,104	19,035	—	246,139	223,722	18,571	3,028	245,321

EXPENSES:
Operating expenses:
CAM and real estate taxes	(72,813)	(4,407)	—	(77,220)	(68,179)	(4,073)	(696)	(72,948)
Utilities	(12,469)	(417)	—	(12,886)	(11,796)	(424)	(20)	(12,240)
Other operating expenses	(12,195)	(1,175)	—	(13,370)	(12,461)	(1,294)	(19)	(13,774)

Total operating expenses	(97,477)	(5,999)	—	(103,476)	(92,436)	(5,791)	(735)	(98,962)

Depreciation and amortization	(83,605)	(4,561)		(88,166)	(80,086)	(4,073)	(789)	(84,948)
Other expenses:
General and administrative expenses	(19,303)	—	—	(19,303)	(18,853)	—	—	(18,853)
Impairment of assets	—	—	—	—	(70)	—	—	(70)
Abandoned project costs, income taxes and other expenses	(455)	—	—	(455)	(399)	—	—	(399)

Total other expenses	(19,758)	—	—	(19,758)	(19,322)	—	—	(19,322)

Interest expense, net (2)	(73,456)	(3,437)		(76,893)	(65,758)	(3,530)	—	(69,288)
Gain on extinguishment of debt	—	—	—	—	9,804	—	—	9,804

Total expenses	(274,296)	(13,997)	—	(288,293)	(247,798)	(13,394)	(1,524)	(262,716)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(47,192)	5,038	—	(42,154)	(24,076)	5,177	1,504	(17,395)
Equity in income of partnerships	5,038	(5,038)	—	—	5,177	(5,177)	—	—
Gains on sales of real estate	—	—	—	—	1,654	—	—	1,654

Loss from continuing operations	(42,154)	—	—	(42,154)	(17,245)	—	1,504	(15,741)
Discontinued operations
Operating results from discontinued operations	—	—	—	—	1,504	—	(1,504)	—

Income from discontinued operations	—	—	—	—	1,504	—	(1,504)	—

Net loss	(42,154)	—	—	(42,154)	(15,741)	—	—	(15,741)
Less: net loss attributable to noncontrolling interests	1,842	—	—	1,842	738	—	—	738

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(40,312)	$—	$—	$(40,312)	$(15,003)	$—	$—	$(15,003)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $1,455 and $3,240 for the six months ended June 30, 2010 and June 30, 2009, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended June 30, 2010 and 2009

(in thousands)

	Three months ended June 30, 2010				Three months ended June 30, 2009
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total

Real estate revenue:
Base rent	$79,536	$229	$394	$80,159	$78,802	$—	$1,592	$80,394
Expense reimbursements	35,358	30	15	35,403	36,367	—	321	36,688
Percentage rent	655	—	—	655	648	—	—	648
Lease termination revenue	648	—	—	648	938	—	—	938
Other real estate revenue	3,670	—	117	3,787	3,719	—	208	3,927

TOTAL REAL ESTATE REVENUE	119,867	259	526	120,652	120,474	—	2,121	122,595

Operating expenses:
CAM and real estate taxes	(37,173)	(39)	(362)	(37,574)	(35,170)	—	(681)	(35,851)
Utilities	(6,385)	—	—	(6,385)	(6,122)	—	(10)	(6,132)
Other operating expenses	(6,947)	—	(38)	(6,985)	(7,289)	—	(98)	(7,387)

TOTAL OPERATING EXPENSES	(50,505)	(39)	(400)	(50,944)	(48,581)	—	(789)	(49,370)

NET OPERATING INCOME	$69,362	$220	$126	$69,708	$71,893	$—	$1,332	$73,225

	Three months ended June 30, 2010			Three months ended June 30, 2009
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total

Real estate revenue:
Base rent	$71,410	$8,126	$79,536	$71,018	$7,784	$78,802
Expense reimbursements	33,674	1,684	35,358	34,782	1,585	36,367
Percentage rent	646	10	656	626	22	648
Lease termination revenue	648	—	648	938	—	938
Other real estate revenue	3,605	64	3,669	3,618	101	3,719

TOTAL REAL ESTATE REVENUE	109,983	9,884	119,867	110,982	9,492	120,474

Operating expenses:
CAM and real estate taxes	(35,324)	(1,849)	(37,173)	(33,506)	(1,664)	(35,170)
Utilities	(6,327)	(58)	(6,385)	(6,063)	(59)	(6,122)
Other operating expenses	(6,806)	(141)	(6,947)	(7,039)	(250)	(7,289)

TOTAL OPERATING EXPENSES	(48,457)	(2,048)	(50,505)	(46,608)	(1,973)	(48,581)

NET OPERATING INCOME	$61,526	$7,836	$69,362	$64,374	$7,519	$71,893

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Six Months Ended June 30, 2010 and 2009

(in thousands)

	Six Months Ended June 30, 2010				Six Months Ended June 30, 2009
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total

Real estate revenue:
Base rent	$159,602	$459	$788	$160,849	$156,667	$—	$3,197	$159,864
Expense reimbursements	72,820	80	27	72,927	73,029	—	675	73,704
Percentage rent	1,552	—	—	1,552	1,494	—	—	1,494
Lease termination revenue	2,456	—	—	2,456	1,456	—	—	1,456
Other real estate revenue	6,791	—	238	7,029	7,148	—	425	7,573

TOTAL REAL ESTATE REVENUE	243,221	539	1,053	244,813	239,794	—	4,297	244,091

Operating expenses:
CAM and real estate taxes	(76,439)	(99)	(682)	(77,220)	(71,531)	—	(1,417)	(72,948)
Utilities	(12,886)	—	—	(12,886)	(12,221)	—	(19)	(12,240)
Other operating expenses	(13,285)	(1)	(84)	(13,370)	(13,601)	—	(173)	(13,774)

TOTAL OPERATING EXPENSES	(102,610)	(100)	(766)	(103,476)	(97,353)	—	(1,609)	(98,962)

NET OPERATING INCOME	$140,611	$439	$287	$141,337	$142,441	$—	$2,688	$145,129

	Six Months Ended June 30, 2010			Six Months Ended June 30, 2009
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total

Real estate revenue:
Base rent	$143,674	$15,928	$159,602	$141,073	$15,594	$156,667
Expense reimbursements	69,044	3,776	72,820	69,539	3,490	73,029
Percentage rent	1,560	(8)	1,552	1,457	37	1,494
Lease termination revenue	2,456	—	2,456	1,456	—	1,456
Other real estate revenue	6,676	115	6,791	7,027	121	7,148

TOTAL REAL ESTATE REVENUE	223,410	19,811	243,221	220,552	19,242	239,794

Operating expenses:
CAM and real estate taxes	(72,272)	(4,167)	(76,439)	(67,782)	(3,749)	(71,531)
Utilities	(12,781)	(105)	(12,886)	(12,107)	(114)	(12,221)
Other operating expenses	(12,900)	(385)	(13,285)	(13,127)	(474)	(13,601)

TOTAL OPERATING EXPENSES	(97,953)	(4,657)	(102,610)	(93,016)	(4,337)	(97,353)

NET OPERATING INCOME	$125,457	$15,154	$140,611	$127,536	$14,905	$142,441

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009

Loss from continuing operations	$(23,650)	$(4,963)	$(42,154)	$(17,245)
Noncontrolling interest in continuing operations	964	185	1,842	695
Dividends on unvested restricted shares	(168)	(378)	(266)	(473)

Loss from continuing operations used to calculate earnings per share - basic and diluted	$(22,854)	$(5,156)	$(40,578)	$(17,023)

Income from discontinued operations	$—	$745	$—	$1,504
Noncontrolling interest in discontinued operations	—	12	—	43

Income from discontinued operations used to calculate earnings per share - basic and diluted	$—	$757	$—	$1,547

Basic loss per share
Loss from continuing operations	$(0.45)	$(0.13)	$(0.86)	$(0.44)
Income from discontinued operations	—	0.02	—	0.04

	$(0.45)	$(0.11)	$(0.86)	$(0.40)

Diluted loss per share
Loss from continuing operations	$(0.45)	$(0.13)	$(0.86)	$(0.44)
Income from discontinued operations	—	0.02	—	0.04

	$(0.45)	$(0.11)	$(0.86)	$(0.40)

Weighted average of common shares outstanding	51,439	40,269	48,038	39,900

Weighted average of unvested restricted shares	(1,122)	(1,072)	(1,025)	(799)

Weighted average shares outstanding - basic	50,317	39,197	47,013	39,101

Weighted average effect of common share equivalents (1)	—	—	—	—

Total weighted average shares outstanding - diluted	50,317	39,197	47,013	39,101

(1)

For all periods presented, there are net losses, so the effect of common share equivalents is excluded from the calculation of diluted loss per share for these periods because it would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended June 30,			Six months ended June 30,		Year Ended December 31,
	2010		2009	2010	2009	2009
FUNDS FROM OPERATIONS (FFO)
Net loss	$(23,650)		$(4,218)	$(42,154)	$(15,741)	$(90,091)
Gains on sales of interests in real estate	—		(923)	—	(923)	(923)
Gains on sales of discontinued operations	—		—	—	—	(9,503)
Depreciation and amortization: (1)
Wholly owned and consolidated partnerships	41,220		40,539	82,789	78,930	164,284
Unconsolidated partnerships	2,102		2,018	4,561	4,073	8,144
Discontinued operations	—		395	—	789	1,176

FFO	$19,672		$37,811	$45,196	$67,128	$73,087

Accelerated amortization of deferred financing costs related to equity offering	2,258		—	2,258	—	—
Impairment of assets	—		70	—	70	74,254
Gain on extinguishment of debt	—		(8,532)	—	(9,804)	(27,047)

FFO AS ADJUSTED	$21,930		$29,349	$47,454	$57,394	$120,294

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$19,672		$37,811	$45,196	$67,128	$73,087
Adjustments:
Straight line rent	(356)		(434)	(878)	(763)	(1,276)
Recurring capital expenditures	(1,619)		(3,457)	(1,781)	(3,792)	(16,495)
Tenant allowances	(3,407)		(3,147)	(5,371)	(5,731)	(11,312)
Capitalized leasing costs	(1,256)		(1,051)	(2,141)	(2,150)	(4,341)
Amortization of mortgage loan premium	(300)		(334)	(586)	(655)	(1,283)
Amortization of above- and below-market lease intangibles	(6)		(536)	(13)	(520)	(394)
Amortization of exchangeable notes debt discount	461		739	915	1,493	2,817
Impairment of assets	—		70	—	70	74,254
Gain on extinguishment of debt	—		(8,532)	—	(9,804)	(27,047)

FAD	$13,189		$21,129	$35,341	$45,276	$88,010

Weighted average of common shares outstanding	50,317		39,197	47,013	39,101	40,953
Weighted average of OP Units outstanding	2,329		2,219	2,329	2,207	2,268
Weighted average effect of common share equivalents	587		—	349	—	12

Total weighted average shares outstanding, including OP Units	53,233		41,416	49,691	41,308	43,233

Net loss per diluted share	$(0.45)		$(0.11)	$(0.86)	$(0.40)	$(2.11)
FFO per diluted share	$0.37		$0.91	$0.91	$1.63	$1.69
FFO per diluted share as adjusted	$0.41		$0.71	$0.95	$1.39	$2.78
FAD per diluted share	$0.25		$0.51	$0.71	$1.10	$2.04
Dividend per common share	$0.15		$0.15	$0.30	$0.44	$0.74
PAYOUT RATIOS
Payout Ratio of FFO	61.5	%(2)				43.8%
Payout Ratio of FFO as adjusted	25.6	%(2)				26.6%
Payout Ratio of FAD	36.3	%(2)				36.4%

(1)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(2)	Twelve months ended June 30, 2010.

Pennsylvania Real Estate Investment Trust

2010 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf
	Number	GLA	Previous	New	Dollar	Percentage	Annualized Tenant Improvements psf (1)

New Leases - Previously Leased Space:

1st Quarter	13	37,635	$26.45	$25.58	$(0.87)	-3.3%	$0.67
2nd Quarter	25	73,166	22.34	24.04	1.70	7.6%	1.90

Total/Average	38	110,801	$23.74	$24.56	$0.83	3.5%	$1.48

New Leases - Previously Vacant Space: (2)

1st Quarter (3)	14	83,459	N/A	$17.42	$17.42	N/A	$0.24
2nd Quarter	36	156,027	N/A	16.64	16.64	N/A	1.13

Total/Average	50	239,486	N/A	$16.91	$16.91	N/A	$0.82

Renewal: (4)

1st Quarter	132	489,130	$22.09	$20.56	$(1.53)	-6.9%	$0.02
2nd Quarter	97	386,648	20.10	19.79	(0.31)	-1.5%	0.24

Total/Average	229	875,778	$21.21	$20.22	$(0.99)	-4.7%	$0.12

Anchor Renewal:

1st Quarter	6	398,532	$3.12	$3.08	$(0.04)	-1.3%	$—
2nd Quarter	7	789,883	2.27	2.27	—	0.0%	—

Total/Average	13	1,188,415	$2.56	$2.54	$(0.01)	-0.4%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	Includes two tenants which are large format tenants with lower than average base rent. Excluding these two tenants, average base rent is $27.25 per square foot.
(4)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	June 30, 2010			June 30, 2009			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (1)	$32.71	89.0%	83.6%	$31.88	88.3%	83.7%	2.6%	0.7%	-0.1%
Strip and Power Centers weighted average	$16.00	96.1%	94.0%	$15.97	91.6%	87.6%	0.2%	4.5%	6.4%
Retail Portfolio weighted average	$28.11	90.0%	85.3%	$28.12	88.8%	84.4%	0.0%	1.2%	0.9%

Consolidated Properties	$29.51	89.4%	84.0%	$29.32	88.5%	83.8%	0.7%	0.9%	0.2%
Unconsolidated Properties	$23.15	94.6%	92.8%	$23.38	90.8%	87.4%	-1.0%	3.8%	5.4%
Same Properties	$28.16	90.0%	85.3%	$28.12	88.8%	84.4%	0.1%	1.2%	0.9%
New Properties	$19.75	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.55/sq ft as of June 30, 2010 and $14.63/sq ft as of June 30, 2009.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		June 30, 2010			June 30, 2009			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	27.2%
Cherry Hill Mall		$46.53	$523	14.7%	$44.97	$411	17.3%	3.5%	27.3%	-2.6%
Lehigh Valley Mall		44.60	522	12.6%	43.16	465	13.4%	3.3%	12.3%	-0.8%
Jacksonville Mall		33.04	496	10.0%	31.53	478	9.8%	4.8%	3.8%	0.2%
Woodland Mall		44.28	472	13.0%	42.67	451	15.2%	3.8%	4.7%	-2.2%
Patrick Henry Mall		38.91	407	13.3%	37.44	427	12.5%	3.9%	-4.7%	0.8%
Sales per square foot between $350 - $400	29.8%
Willow Grove Park (3) (4)		43.58	384	16.7%	42.09	381	16.3%	3.5%	0.8%	0.4%
The Mall at Prince Georges		36.51	369	15.3%	35.49	383	15.0%	2.9%	-3.7%	0.3%
Moorestown Mall		36.73	366	15.4%	36.18	413	14.7%	1.5%	-11.4%	0.7%
Viewmont Mall		29.96	365	13.1%	30.88	357	13.4%	-3.0%	2.2%	-0.3%
Wyoming Valley Mall		31.51	362	12.8%	30.97	352	12.6%	1.8%	2.8%	0.2%
Valley View Mall		30.49	360	11.9%	31.22	356	12.1%	-2.4%	1.1%	-0.2%
Capital City Mall		34.12	353	11.8%	32.49	356	11.9%	5.0%	-0.8%	-0.1%
The Gallery at Market East (3) (4)		37.38	351	13.8%	37.21	369	13.6%	0.5%	-4.9%	0.2%
Dartmouth Mall		29.62	350	12.6%	29.67	346	12.0%	-0.2%	1.2%	0.6%
Sales per square foot between $300 - $349	16.7%
Springfield Mall		34.09	336	17.1%	30.86	335	15.4%	10.5%	0.3%	1.7%
Francis Scott Key Mall		26.83	326	11.7%	27.52	316	12.1%	-2.5%	3.2%	-0.4%
Exton Square Mall		37.42	317	14.9%	37.29	322	16.3%	0.3%	-1.6%	-1.4%
Magnolia Mall		26.89	311	13.4%	24.54	293	13.2%	9.6%	6.1%	0.2%
Logan Valley Mall		26.35	306	11.5%	26.03	299	12.1%	1.2%	2.3%	-0.6%
Valley Mall		26.66	303	12.2%	25.28	314	13.0%	5.5%	-3.5%	-0.8%
Crossroads Mall		22.62	301	9.7%	20.93	306	9.6%	8.1%	-1.6%	0.1%
Sales per square foot under $300	26.3%
Cumberland Mall		28.08	297	14.6%	26.90	303	14.1%	4.4%	-2.0%	0.5%
Wiregrass Commons Mall (3)		26.94	284	11.3%	25.90	278	11.3%	4.0%	2.2%	0.0%
Nittany Mall		22.43	281	11.0%	23.50	303	10.6%	-4.6%	-7.3%	0.4%
Palmer Park Mall		25.39	279	11.6%	25.05	291	12.2%	1.3%	-4.1%	-0.6%
Uniontown Mall		22.17	279	11.0%	22.63	283	11.3%	-2.1%	-1.4%	-0.3%
Plymouth Meeting Mall		31.97	277	11.0%	32.37	252	13.2%	-1.2%	9.9%	-2.2%
New River Valley Mall		25.51	273	10.1%	24.63	255	10.9%	3.6%	7.1%	-0.8%
North Hanover Mall		28.22	271	12.5%	24.99	273	13.1%	12.9%	-0.7%	-0.6%
Gadsden Mall		21.38	266	9.8%	24.77	266	10.2%	-13.7%	0.0%	-0.4%
Beaver Valley Mall		22.30	250	14.2%	23.64	251	15.4%	-5.7%	-0.4%	-1.2%
Lycoming Mall		22.03	249	10.3%	20.96	244	12.3%	5.1%	2.0%	-2.0%
Chambersburg Mall		26.55	240	9.5%	26.71	229	11.9%	-0.6%	4.8%	-2.4%
Washington Crown Center		21.11	235	11.5%	21.93	252	13.4%	-3.8%	-6.7%	-1.9%
South Mall		23.82	232	12.2%	24.16	264	12.7%	-1.4%	-12.1%	-0.5%
Orlando Fashion Square		34.58	223	18.5%	35.57	241	18.5%	-2.8%	-7.5%	0.0%
Phillipsburg Mall		24.79	220	12.1%	25.30	236	14.3%	-2.0%	-6.8%	-2.2%
Voorhees Town Center		33.95	204	13.0%	31.97	207	13.6%	6.2%	-1.4%	-0.6%

Enclosed Malls weighted average		$32.71	$344	13.1%	$31.88	$337	13.6%	2.6%	2.1%	-0.5%

Consolidated Properties		$31.94	$333	13.0%	$31.24	$328	13.5%	2.2%	1.5%	-0.5%
Unconsolidated Properties		$41.09	$458	13.7%	$38.92	$422	13.9%	5.6%	8.5%	-0.2%
Same Properties		$32.71	$344	13.1%	$31.88	$337	13.6%	2.6%	2.2%	-0.5%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of June 30, 2009.
(4)	Property contains a vacant anchor space as of June 30, 2010.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	June 30, 2010		June 30, 2009		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	88.6%	75.5%	88.1%	74.5%	0.5%	1.0%
Capital City Mall	96.1%	93.4%	98.2%	96.9%	-2.1%	-3.5%
Chambersburg Mall	82.5%	62.5%	83.1%	63.8%	-0.6%	-1.3%
Cherry Hill Mall	89.6%	87.5%	92.3%	90.6%	-2.7%	-3.1%
Crossroads Mall	86.2%	68.2%	82.7%	60.1%	3.5%	8.1%
Cumberland Mall	91.9%	86.6%	92.8%	92.2%	-0.9%	-5.6%
Dartmouth Mall	92.7%	88.0%	92.2%	87.2%	0.5%	0.8%
Exton Square Mall	89.6%	77.2%	91.4%	81.1%	-1.8%	-3.9%
Francis Scott Key Mall	97.5%	95.2%	94.6%	89.7%	2.9%	5.5%
Gadsden Mall	92.3%	80.9%	90.1%	75.4%	2.2%	5.5%
The Gallery at Market East (1)	60.4%	75.2%	50.2%	75.7%	10.2%	-0.5%
Jacksonville Mall	97.6%	95.1%	97.4%	94.8%	0.2%	0.3%
Lehigh Valley Mall	95.7%	94.1%	93.7%	91.4%	2.0%	2.7%
Logan Valley Mall	94.1%	85.9%	95.4%	89.0%	-1.3%	-3.1%
Lycoming Mall	94.5%	89.8%	96.5%	93.4%	-2.0%	-3.6%
Magnolia Mall	95.2%	89.1%	96.6%	92.3%	-1.4%	-3.2%
Moorestown Mall	88.7%	74.7%	85.2%	66.8%	3.5%	7.9%
New River Valley Mall	94.7%	91.2%	96.2%	93.7%	-1.5%	-2.5%
Nittany Mall	92.5%	84.9%	90.1%	80.0%	2.4%	4.9%
North Hanover Mall	89.6%	75.1%	89.9%	76.0%	-0.3%	-0.9%
Orlando Fashion Square	85.6%	69.3%	87.0%	72.2%	-1.4%	-2.9%
Palmer Park Mall	95.3%	84.9%	95.9%	87.0%	-0.6%	-2.1%
Patrick Henry Mall	97.3%	94.8%	96.5%	93.2%	0.8%	1.6%
Phillipsburg Mall	90.0%	77.0%	90.5%	78.3%	-0.5%	-1.3%
Plymouth Meeting Mall	83.8%	75.3%	83.2%	76.6%	0.6%	-1.3%
The Mall at Prince Georges	93.9%	87.1%	95.8%	91.1%	-1.9%	-4.0%
South Mall	89.8%	84.4%	78.2%	81.9%	11.6%	2.5%
Springfield Mall	85.0%	85.0%	86.1%	86.1%	-1.1%	-1.1%
Uniontown Mall	93.0%	82.5%	91.5%	78.5%	1.5%	4.0%
Valley Mall	95.5%	92.2%	97.1%	95.0%	-1.6%	-2.8%
Valley View Mall	91.7%	88.5%	91.9%	88.8%	-0.2%	-0.3%
Viewmont Mall	97.8%	94.3%	97.9%	94.4%	-0.1%	-0.1%
Voorhees Town Center	62.1%	61.5%	63.2%	62.6%	-1.1%	-1.1%
Washington Crown Center	83.1%	68.8%	83.6%	69.7%	-0.5%	-0.9%
Willow Grove Park (2)	69.1%	92.7%	69.5%	93.6%	-0.4%	-0.9%
Wiregrass Commons Mall (3)	85.5%	79.1%	54.5%	78.9%	31.0%	0.2%
Woodland Mall	85.3%	85.3%	84.8%	84.8%	0.5%	0.5%
Wyoming Valley Mall	95.7%	87.8%	92.4%	78.1%	3.3%	9.7%

Enclosed Malls weighted average (4)	89.0%	83.6%	88.3%	83.7%	0.7%	-0.1%

Consolidated Properties	88.8%	83.0%	88.1%	83.3%	0.7%	-0.3%
Unconsolidated Properties	93.4%	91.6%	92.0%	89.9%	1.4%	1.7%
Same Properties	89.0%	83.6%	88.3%	83.7%	0.7%	-0.1%

(1)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.3% and 38.5% of the owned mall GLA as of June 30, 2010 and June 30, 2009, respectively.

(2)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge’s store that is currently vacant. This vacant department store represents 27.6% of the owned mall GLA in each of the periods ending June 30, 2010 and 2009.

(3)

The total occupancy percentage as of June 30, 2009 for this property includes the former McRae’s store location that was vacant at that time. The vacant store location is currently leased to Burlington Coat Factory, which opened in the 3rd Quarter of 2009.

(4)

Including all tenants occupying space under an agreement with an initial term of less than one year, total enclosed mall occupancy is 90.3% and 89.7%, and occupancy excluding anchors is 86.0% and 86.4% for the periods ending June 30, 2010 and June 30, 2009, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	June 30, 2010			June 30, 2009			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor

Christiana Center	$19.96	98.8%	96.8%	$21.94	88.1%	67.7%	-9.0%	10.7%	29.1%

Creekview Center	15.20	100.0%	100.0%	15.16	100.0%	100.0%	0.3%	0.0%	0.0%

The Commons at Magnolia	13.40	84.9%	81.1%	12.04	66.4%	88.9%	11.3%	18.5%	-7.8%

Metroplex Shopping Center	19.10	100.0%	100.0%	19.10	100.0%	100.0%	0.0%	0.0%	0.0%

Monroe Marketplace	14.81	93.7%	84.8%	15.97	100.0%	100.0%	-7.3%	-6.3%	-15.2%

New River Valley Center	14.37	100.0%	100.0%	14.37	100.0%	100.0%	0.0%	0.0%	0.0%

The Court at Oxford Valley	16.08	100.0%	100.0%	16.32	91.3%	88.1%	-1.5%	8.7%	11.9%

Paxton Towne Centre	15.44	98.2%	97.3%	16.04	90.8%	86.1%	-3.7%	7.4%	11.2%

Pitney Road Plaza	19.75	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

Red Rose Commons	13.99	84.8%	84.8%	14.08	72.5%	72.5%	-0.6%	12.3%	12.3%

Springfield Park	20.90	98.2%	94.9%	15.70	100.0%	100.0%	33.1%	-1.8%	-5.1%

Sunrise Plaza	14.70	97.6%	77.8%	14.70	97.6%	77.8%	0.0%	0.0%	0.0%

Whitehall Mall	12.40	91.6%	82.3%	11.29	86.8%	72.0%	9.8%	4.8%	10.3%

Weighted Average	$16.00	96.1%	94.0%	$15.97	91.6%	87.6%	0.2%	4.5%	6.4%

Consolidated Properties	$15.70	96.9%	94.5%	$15.81	93.1%	90.2%	-0.7%	3.8%	4.3%

Unconsolidated Properties	$16.22	95.3%	93.6%	$16.08	90.1%	85.9%	0.9%	5.2%	7.7%

Same Properties	$15.92	96.0%	93.8%	$15.97	91.6%	87.6%	-0.3%	4.4%	6.2%

New Properties	$19.75	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	47	594,224	4	42,816	51	637,040	$12,842	$11,789	4.07%
JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,526	7,526	2.60%
Foot Locker, Inc.	62	325,507	9	32,092	71	357,599	7,926	7,474	2.58%
Limited Brands, Inc.	59	282,522	13	41,196	72	323,718	7,626	7,180	2.48%
American Eagle Outfitters, Inc.	39	212,771	2	8,840	41	221,611	6,547	6,245	2.16%
Zale Corporation	76	59,844	0	—	76	59,844	5,607	5,303	1.83%
Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.83%
Dick’s Sporting Goods, Inc.	9	422,794	1	50,484	10	473,278	5,269	4,495	1.55%
Signet Jewelers Limited	39	59,732	0	—	39	59,732	4,548	4,393	1.52%
Best Buy Co., Inc.	12	282,316	0	—	12	282,316	5,093	4,093	1.41%
Luxottica Group S.p.A.	49	116,626	2	8,082	51	124,708	4,069	3,780	1.31%
Golden Gate Capital (4)	14	130,715	4	24,742	18	155,457	3,974	3,584	1.24%
Abercrombie & Fitch Co.	20	136,727	0	—	20	136,727	3,961	3,579	1.24%
Genesco, Inc.	57	73,548	3	3,543	60	77,091	3,301	3,165	1.09%
Commonwealth of Pennsylvania	2	229,244	0	—	2	229,244	3,085	3,085	1.07%
Hallmark Cards, Inc.	36	142,377	7	30,813	43	173,190	3,197	3,030	1.05%
Aeropostale, Inc.	32	112,197	3	10,619	35	122,816	3,169	3,004	1.04%
Pacific Sunwear, Inc.	28	104,522	5	16,858	33	121,380	3,074	2,920	1.01%
Bed Bath & Beyond, Inc.	10	307,644	0	—	10	307,644	4,056	2,842	0.98%
Burlington Coat Factory Warehouse Corp.	6	537,986	0	—	6	537,986	2,826	2,826	0.98%

Total Top 20 Tenants	645	9,297,428	64	1,975,189	709	11,272,617	$103,141	$95,615	33.04%

Total Retail Leases					3,121			$289,365	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores and one J. Jill store.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of June 30, 2010

(dollars in thousands except psf amounts)

Non-Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	140	366,314	3.0%	$8,843	$8,650	3.1%	$24.14
2010	153	477,300	3.8%	10,562	9,731	3.5%	22.13
2011	617	1,970,056	15.9%	49,161	45,259	16.2%	24.95
2012	454	1,577,125	12.7%	39,099	36,175	12.9%	24.79
2013	314	1,070,204	8.6%	24,332	22,800	8.1%	22.74
2014	236	811,662	6.5%	20,844	18,976	6.8%	25.68
2015	217	1,119,211	9.0%	25,682	22,815	8.1%	22.95
2016	224	933,307	7.5%	27,289	24,685	8.8%	29.24
2017	183	832,459	6.7%	22,312	20,644	7.4%	26.80
2018	194	1,038,082	8.4%	26,501	24,561	8.8%	25.53
2019	146	714,411	5.8%	20,414	19,521	7.0%	28.57
Thereafter	127	1,491,459	12.1%	28,118	26,230	9.4%	18.85

Total/Average	3,005	12,401,590	100.0%	$303,157	$280,047	100.0%	$24.45

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2011	18	1,625,899	13.8%	$4,932	$4,283	10.0%	$3.03
2012	7	859,686	7.3%	1,822	1,785	4.1%	2.12
2013	14	1,135,570	9.6%	4,593	4,593	10.7%	4.04
2014	15	1,551,546	13.1%	4,249	3,787	8.8%	2.74
2015	20	1,854,217	15.7%	5,524	5,524	12.8%	2.98
2016	4	542,007	4.6%	981	981	2.3%	1.81
2017	4	381,158	3.2%	2,058	1,695	3.9%	5.40
2018	6	777,965	6.6%	4,069	4,069	9.5%	5.23
2019	9	868,994	7.4%	2,944	2,944	6.8%	3.39
Thereafter	19	2,216,686	18.7%	14,022	13,357	31.0%	6.33

Total/Average	116	11,813,728	100.0%	$45,194	$43,018	100.0%	$3.83

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of June 30, 2010

	Owned GLA
	Occupied			Vacant
	Anchor	Non-Anchor		Anchor	Non-Anchor
		Large Format (1)	Small Shop (2)			GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	127,285	209,510	—	109,469	204,770	1,162,301
Capital City Mall	204,301	63,586	202,020	—	18,850	120,000	608,757
Chambersburg Mall	241,690	19,651	113,323	—	79,673	—	454,337
Cherry Hill Mall (3)	138,000	204,015	392,651	—	85,259	478,885	1,298,810
Crossroads Mall	254,211	—	132,701	—	61,823	—	448,735
Cumberland Mall	264,348	212,538	137,044	—	54,185	273,230	941,345
Dartmouth Mall	208,460	119,706	164,286	—	38,597	140,000	671,049
Exton Square Mall	440,301	26,617	258,059	—	84,268	277,468	1,086,713
Francis Scott Key Mall	269,708	93,084	189,910	—	14,190	139,333	706,225
Gadsden Mall	300,960	65,746	98,197	—	38,723	—	503,626
The Gallery at Market East	350,115	84,970	220,123	328,390	100,695	—	1,084,293
Jacksonville Mall	242,115	98,693	133,727	—	11,883	—	486,418
Lehigh Valley Mall	212,000	171,800	367,760	—	33,536	371,986	1,157,082
Logan Valley Mall	454,387	43,943	236,126	—	46,000	—	780,456
Lycoming Mall	333,413	182,268	160,556	—	38,981	120,000	835,218
Magnolia Mall	343,118	74,000	169,167	—	29,787	—	616,072
Moorestown Mall	408,356	98,682	147,679	—	83,233	321,200	1,059,150
New River Valley Mall	175,306	122,239	120,194	—	23,324	—	441,063
Nittany Mall	221,462	12,500	170,461	—	32,622	95,000	532,045
North Hanover Mall	206,792	21,047	90,848	—	37,076	—	355,763
Orlando Fashion Square	491,999	121,389	182,662	—	134,452	155,576	1,086,078
Palmer Park Mall	314,235	—	121,764	—	21,703	—	457,702
Patrick Henry Mall	279,619	37,758	241,632	—	15,321	140,000	714,330
Phillipsburg Mall	326,552	42,021	152,106	—	58,031	—	578,710
Plymouth Meeting Mall (4)	253,584	178,291	188,655	—	120,056	214,635	955,221
The Mall at Prince Georges	479,619	102,742	273,892	—	55,789	—	912,042
South Mall	139,691	131,434	92,553	—	41,521	—	405,199
Springfield Mall	—	—	188,840	—	33,259	387,899	609,998
Uniontown Mall	421,378	67,996	160,648	—	48,563	—	698,585
Valley Mall	280,549	125,334	236,355	—	30,505	243,400	916,143
Valley View Mall	96,357	74,148	144,635	—	28,477	254,596	598,213
Viewmont Mall	386,262	82,893	144,380	—	13,659	120,000	747,194
Voorhees Town Center (5)	4,404	67,478	102,253	—	106,370	396,783	677,288
Washington Crown Center	245,401	54,073	145,935	—	90,614	140,095	676,118
Willow Grove Park	225,000	37,260	284,073	218,430	25,455	413,121	1,203,339
Wiregrass Commons	94,686	10,345	156,549	—	44,220	332,152	637,952
Woodland Mall	—	120,959	248,864	—	63,593	725,187	1,158,603
Wyoming Valley Mall	592,110	90,851	189,461	—	38,827	—	911,249

Total Malls (38 properties)	10,411,756	3,187,342	6,969,599	546,820	1,992,589	6,065,316	29,173,422

Strip and Power Centers
Christiana Center	190,814	68,132	39,888	—	3,600	—	302,434
Creekview Center	—	111,966	24,457	—	—	288,916	425,339
The Commons at Magnolia	20,631	28,618	39,302	—	15,781	126,200	230,532
Metroplex Shopping Center	67,185	362,593	47,683	—	—	300,729	778,190
Monroe Marketplace	195,549	97,363	20,701	—	21,184	126,842	461,639
New River Valley Center	—	137,964	26,699	—	—	—	164,663
The Court at Oxford Valley	59,620	361,129	36,154	—	—	247,623	704,526
Paxton Towne Centre	151,627	221,425	63,380	—	8,000	273,058	717,490
Pitney Road Plaza	—	45,915	—	—	—	137,933	183,848
Red Rose Commons	—	208,212	15,206	—	40,034	199,590	463,042
Springfield Park	83,539	20,500	22,443	—	2,329	145,669	274,480
Sunrise Plaza	226,772	20,388	1,000	—	6,100	—	254,260
Whitehall Mall	294,635	160,865	55,411	—	46,590	—	557,501

Total Strip and Power Centers (13 properties)	1,290,372	1,845,070	392,324	—	143,618	1,846,560	5,517,944

CONSOLIDATED PROPERTIES	10,985,149	3,747,313	6,628,426	546,820	1,980,459	6,258,380	30,146,547
UNCONSOLIDATED PROPERTIES	716,979	1,285,099	733,497	—	155,748	1,653,496	4,544,819
TOTAL PROPERTIES	11,702,128	5,032,412	7,361,923	546,820	2,136,207	7,911,876	34,691,366
(1)	Includes tenants greater than 10,000 square feet.
(2)	Includes tenants less than 10,000 square feet.
(3)	Additional 24,588 sf has been entitled but not yet built.
(4)	Additional 14,316 sf has been entitled but not yet built.
(5)	Additional 52,431 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2010

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11
Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/15 (1) 7/28/14
Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory JCPenney Sears	1/28/11 1/31/19 3/31/12 2/9/15
Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel JCPenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 3/31/24
Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/5/14 12/31/11 3/31/16
Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot JCPenney	1/31/16 (1) (1) 4/30/19 10/31/19 11/30/13
Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16
Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19
Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble JCPenney Macy’s Sears Value City Furniture	4/30/17 9/30/11 (1) 7/31/13 1/31/19
Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk JCPenney Sears	7/31/14 1/31/29 3/5/14
The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29
Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk JCPenney Sears	5/31/18 8/21/11 8/31/15 8/4/11
Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12
Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/15 10/31/16
Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/27/11 1/31/17 1/31/19 1/31/17 10/31/15 (1) 7/31/13
Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods JCPenney Sears	9/30/17 1/31/11 1/31/13 1/31/18 3/31/12 10/16/14

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2010 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22
New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/14 1/31/17 3/31/13 4/30/22 8/2/13
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/15 (1) 8/28/15
North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/14
Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)
Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18
Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/20 1/31/22 9/22/13 10/31/15 (1)
Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14
Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29
The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/11 10/31/18 9/30/16 1/31/18 1/31/15
South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/28/11 10/31/11
Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)
Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/29/11 1/31/19 10/31/15 3/31/15 2/25/13 6/30/13
Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/31/14 (1) (1)
Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/15 (1) (1)
Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/15 (1) 12/31/15
Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group	(1) (1) 8/31/28
Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2010 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)
Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory JCPenney	1/31/37 1/31/20 (1)
Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble JCPenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)
Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13
Creekview Center Warrington, PA	100%	1999	2001	Genuardi’s Lowe’s Target	12/31/21 (1) (1)
Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)
Monroe Marketplace Selinsgrove, PA	100%	2007	2008	Bed, Bath & Beyond Best Buy Dick’s Sporting Goods Giant Food Store Kohl’s Target	1/31/19 10/31/18 1/31/19 10/31/28 1/31/29 (1)
New River Valley Center Christiansburg, VA	100%	2005	2007	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/18 11/30/17
The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/11 (1) 4/30/21 (1)
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20
Pitney Road Plaza Lancaster, PA	100%	2008	2009	Best Buy Lowe’s	1/31/20 (1)
Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)
Sunrise Plaza Forked River, NJ	100%	2005	2007	Home Depot Kohl’s Staples	1/31/38 10/31/28 2/28/19
Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/11
STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)
Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	June 30, 2010			December 31, 2009
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,523,664	$209,280	$3,732,944	$3,459,745	$208,319	$3,668,064
Construction in progress	161,996	1,010	163,006	215,231	1,566	216,797
Land held for development	9,337	184	9,521	9,337	183	9,520

Total investments in real estate	3,694,997	210,474	3,905,471	3,684,313	210,068	3,894,381
Accumulated depreciation	(690,489)	(63,221)	(753,710)	(623,309)	(59,849)	(683,158)

Net investments in real estate	3,004,508	147,253	3,151,761	3,061,004	150,219	3,211,223

Investments in partnerships, at equity	29,528	(29,528)	—	32,694	(32,694)	—
Other assets:
Cash and cash equivalents	29,250	3,907	33,157	74,243	2,904	77,147
Rent and other receivables (2)	35,169	7,827	42,996	55,303	7,501	62,804
Intangible assets, net	25,598	384	25,982	38,978	464	39,442
Deferred costs and other assets, net	91,498	7,194	98,692	84,358	7,395	91,753

Total other assets	211,043	(10,216)	200,827	285,576	(14,430)	271,146

Total assets	$3,215,551	$137,037	$3,352,588	$3,346,580	$135,789	$3,482,369

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $2,157 and $2,744 as of June 30, 2010 and December 31, 2009, respectively)	$1,798,287	$179,637	$1,977,924	$1,777,121	$181,776	$1,958,897
Exchangeable notes (net of discount of $3,749 and $4,664 as of June 30, 2010 and December 31, 2009, respectively)	133,151	—	133,151	132,236	—	132,236
Revolving Facility	—	—	—	486,000	—	486,000
Term Loans	413,500	—	413,500	170,000	—	170,000
Tenants’ deposits and deferred rent	13,827	3,496	17,323	13,170	3,621	16,791
Distributions in excess of partnership investments	44,199	(44,199)	—	48,771	(48,771)	—
Accrued construction expenses	3,086	—	3,086	11,778	—	11,778
Fair value of derivative instruments	27,252	—	27,252	14,610	—	14,610
Other liabilities	53,392	(1,949)	51,443	58,090	(1,010)	57,080

Total liabilities	2,486,694	136,985	2,623,679	2,711,776	135,616	2,847,392

Equity:
Total equity	728,857	52	728,909	634,804	173	634,977

Total liabilities and equity	$3,215,551	$137,037	$3,352,588	$3,346,580	$135,789	$3,482,369

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.7 million ($26.0 million wholly owned, $2.7 million partnership) as of June 30, 2010 and $27.8 ($24.9 million wholly owned, $2.9 million partnership) as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	June 30, 2010				December 31, 2009
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,385,952	$350,090	$6,423	$3,742,465	$3,331,917	$338,560	$7,107	$3,677,584
Construction in progress	102,773	5,786	54,447	163,006	148,561	13,810	54,426	216,797

Total investments in real estate	3,488,725	355,876	60,870	3,905,471	3,480,478	352,370	61,533	3,894,381
Accumulated depreciation	(668,909)	(83,615)	(1,186)	(753,710)	(604,083)	(77,804)	(1,271)	(683,158)

Net investments in real estate	2,819,816	272,261	59,684	3,151,761	2,876,395	274,566	60,262	3,211,223

Other assets:
Cash and cash equivalents	15,299	1,329	16,529	33,157	15,072	1,250	60,825	77,147
Rent and other receivables (2)	30,682	9,928	2,386	42,996	40,741	9,674	12,389	62,804
Intangible assets, net	18,580	—	7,402	25,982	31,988	—	7,454	39,442
Deferred costs and other assets, net	64,289	10,706	23,697	98,692	67,529	10,468	13,756	91,753

Total other assets	128,850	21,963	50,014	200,827	155,330	21,392	94,424	271,146

Total assets	$2,948,666	$294,224	$109,698	$3,352,588	$3,031,725	$295,958	$154,686	$3,482,369

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $2,157 and $2,744 as of June 30, 2010 and December 31, 2009, respectively)	$1,760,018	$207,814	$10,092	$1,977,924	$1,743,555	$205,250	$10,092	$1,958,897
Exchangeable notes (net of discount of $3,749 and $4,664 as of June 30, 2010 and December 31, 2009, respectively)	—	—	133,151	133,151	—	—	132,236	132,236
Revolving Facility	—	—	—	—	—	—	486,000	486,000
Term Loans	—	—	413,500	413,500	—	—	170,000	170,000
Tenants’ deposits and deferred rent	15,260	1,915	148	17,323	14,406	2,232	153	16,791
Accrued construction expenses	—	—	3,086	3,086	—	—	11,778	11,778
Fair value of derivative instruments	—	—	27,252	27,252	—	—	14,610	14,610
Other liabilities	32,164	(1,849)	21,128	51,443	35,124	(2,094)	24,050	57,080

Total liabilities	1,807,442	207,880	608,357	2,623,679	1,793,085	205,388	848,919	2,847,392

Equity:
Total equity	1,141,224	86,344	(498,659)	728,909	1,238,640	90,570	(694,233)	634,977

Total liabilities and equity	$2,948,666	$294,224	$109,698	$3,352,588	$3,031,725	$295,958	$154,686	$3,482,369

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.7 million ($26.0 million wholly owned, $2.7 million partnership) as of June 30, 2010 and $27.8 ($24.9 million wholly owned, $2.9 million partnership) as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	June 30, 2010				December 31, 2009
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$69,220	$32	$18,320	$50,932	$69,217	$32	$16,871	$52,378
Capital City Mall	95,330	—	19,822	75,508	95,063	—	18,057	77,006
Chambersburg Mall	42,284	—	7,466	34,818	42,070	—	6,862	35,208
Cherry Hill Mall	445,677	516	65,546	380,647	418,058	27,083	54,781	390,360
Crossroads Mall	34,961	643	8,390	27,214	34,926	68	7,623	27,371
Cumberland Mall	62,828	38	8,100	54,766	62,540	—	7,159	55,381
Dartmouth Mall	62,539	—	25,817	36,722	62,283	—	24,494	37,789
Exton Square Mall	147,110	48	24,918	122,240	147,098	—	23,161	123,937
Francis Scott Key Mall	80,067	335	15,779	64,623	79,883	147	14,076	65,954
Gadsden Mall	60,517	—	8,663	51,854	60,471	—	7,607	52,864
The Gallery at Market East	131,859	38,101	17,313	152,647	130,679	38,816	14,838	154,657
Jacksonville Mall	78,930	—	14,902	64,028	78,346	—	13,470	64,876
Logan Valley Mall	95,884	—	21,322	74,562	95,877	—	19,674	76,203
Lycoming Mall	77,178	—	14,476	62,702	77,163	—	13,070	64,093
Magnolia Mall	87,120	63	23,563	63,620	86,756	1,295	22,028	66,023
Moorestown Mall	92,264	77	24,387	67,954	92,172	50	22,549	69,673
New River Valley Mall	57,748	—	13,719	44,029	57,748	—	12,094	45,654
Nittany Mall	43,516	—	8,565	34,951	43,417	—	7,853	35,564
North Hanover Mall	38,498	17,100	7,641	47,957	38,484	17,096	6,934	48,646
Orlando Fashion Square (2)	38,304	4	3,208	35,100	38,090	—	2,148	35,942
Palmer Park Mall	34,609	—	11,824	22,785	34,600	—	11,406	23,194
Patrick Henry Mall	141,221	—	29,891	111,330	141,004	—	27,130	113,874
Phillipsburg Mall	53,543	149	10,064	43,628	53,415	53	9,187	44,281
Plymouth Meeting Mall	161,365	15	23,532	137,848	144,036	17,032	20,149	140,919
The Mall at Prince Georges	100,198	—	31,385	68,813	100,168	—	29,645	70,523
South Mall	33,507	—	5,625	27,882	33,367	—	5,128	28,239
Uniontown Mall	38,877	—	8,970	29,907	38,782	—	8,170	30,612
Valley Mall	91,759	—	19,807	71,952	91,657	—	18,326	73,331
Valley View Mall	67,402	—	12,030	55,372	67,346	—	11,049	56,297
Viewmont Mall	89,463	—	15,875	73,588	89,113	—	14,333	74,780
Voorhees Town Center	61,680	21,453	11,788	71,345	59,639	22,355	9,799	72,195
Washington Crown Center	40,395	—	12,454	27,941	40,366	—	11,562	28,804
Willow Grove Park	189,388	23,940	43,631	169,697	189,166	23,943	40,582	172,527
Wiregrass Commons Mall	51,835	—	8,225	43,610	51,858	4	7,268	44,594
Woodland Mall	185,533	—	25,993	159,540	185,382	34	22,983	162,433
Wyoming Valley Mall	107,172	—	20,228	86,944	106,075	—	18,219	87,856

Total Consolidated Malls	3,289,781	102,514	643,239	2,749,056	3,236,315	148,008	580,285	2,804,038

Unconsolidated Malls
Lehigh Valley Mall	40,943	256	16,377	24,822	40,377	517	15,414	25,480
Springfield Mall	55,228	3	9,293	45,938	55,225	36	8,384	46,877

Total Unconsolidated Malls	96,171	259	25,670	70,760	95,602	553	23,798	72,357

TOTAL MALLS	$3,385,952	$102,773	$668,909	$2,819,816	$3,331,917	$148,561	$604,083	$2,876,395

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $62,700 recorded in the 4th Quarter 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	June 30, 2010				December 31, 2009
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$41,954	$—	$11,666	$30,288	$40,980	$—	$11,078	$29,902
Creekview Center	19,104	—	7,895	11,209	19,104	—	7,437	11,667
The Commons at Magnolia	13,479	—	4,207	9,272	11,477	506	3,974	8,009
Monroe Marketplace	48,014	4,850	2,695	50,169	45,427	7,473	1,782	51,118
New River Valley Center	26,744	—	2,711	24,033	26,744	—	2,197	24,547
Paxton Towne Centre	57,122	—	15,303	41,819	56,793	—	14,370	42,423
Pitney Road Plaza	6,868	903	103	7,668	6,411	1,348	33	7,726
Sunrise Plaza	29,935	—	2,670	27,265	25,831	4,188	2,153	27,866

Total Consolidated Strip and Power Centers	243,220	5,753	47,250	201,723	232,767	13,515	43,024	203,258

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,168	13	14,536	27,645	42,168	8	13,759	28,417
The Court at Oxford Valley	27,863	20	8,320	19,563	27,863	20	7,983	19,900
Red Rose Commons	12,728	—	3,758	8,970	12,728	—	3,580	9,148
Whitehall Mall	16,820	—	8,340	8,480	15,749	267	8,118	7,898
Springfield Park	7,291	—	1,411	5,880	7,285	—	1,340	5,945

Total Unconsolidated Strip and Power Centers	106,870	33	36,365	70,538	105,793	295	34,780	71,308

TOTAL STRIP AND POWER CENTERS	$350,090	$5,786	$83,615	$272,261	$338,560	$13,810	$77,804	$274,566

Consolidated Properties Under Development
Springhills (2)	$—	$21,961	$—	$21,961	$—	$21,961	$—	$21,961
White Clay Point (3)	—	31,768	—	31,768	—	31,747	—	31,747

Total Consolidated Properties Under Development	—	53,729	—	53,729	—	53,708	—	53,708

Unconsolidated Properties Under Development
Pavilion at Market East	6,239	718	1,186	5,771	6,924	718	1,271	6,371

Total Unconsolidated Properties Under Development	6,239	718	1,186	5,771	6,924	718	1,271	6,371

Other Properties
Land held for development - unconsolidated	184	—	—	184	183	—	—	183

Total Other Properties	184	—	—	184	183	—	—	183

TOTAL DEVELOPMENT AND OTHER	$6,423	$54,447	$1,186	$59,684	$7,107	$54,426	$1,271	$60,262

TOTAL INVESTMENT IN REAL ESTATE	$3,742,465	$163,006	$753,710	$3,151,761	$3,677,584	$216,797	$683,158	$3,211,223

CONSOLIDATED PROPERTIES	$3,533,001	$161,996	$690,489	$3,004,508	$3,469,082	$215,231	$623,309	$3,061,004

UNCONSOLIDATED PROPERTIES	209,464	1,010	63,221	147,253	208,502	1,566	59,849	150,219

TOTAL INVESTMENT IN REAL ESTATE	$3,742,465	$163,006	$753,710	$3,151,761	$3,677,584	$216,797	$683,158	$3,211,223

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $11,484 recorded in the 4th Quarter 2009.
(3)	Includes impairment of $11,799 recorded in the 4th Quarter 2008.

Pennsylvania Real Estate Investment Trust

Property Redevelopment Summary as of June 30, 2010

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST (1)	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
MIXED USE	(in millions)	(in millions)
Voorhees Town Center
Voorhees, NJ	$83.0	$68.8	7.8%	2007	2011

-Phase I

-Reduced mall GLA by 470,000 sf to 654,000 sf;

-Opened a 50,000 sf office building in May 2008;

-Opened a 10,000 sf The Learning Center in August 2008.

-Phase II

-Opening a mixed use town center of approximately 140,000 sf, including:

-Opened 14,500 sf Rizzieri Masters Salon in April 2009;

-Opened 3,000 sf Rizzieri Aveda School for Beauty and Wellness in May 2009;

-Opened 13,000 sf Intoxx Fitness in March 2010;

-Opening 16,000 sf of outparcel space.

-109 residential units open for leasing. A total of approximately 425 residential units to be constructed. The residential units are being constructed by our ground lessee and its affiliates.

-Net reduction in property GLA will be approximately 244,000 sf.

-Incremental return based on estimated net operating income in projected stabilization year of 2012.

(1)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended June 30, 2010			Six months ended June 30, 2010
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental
GLA and/or anchor replacement	$2,816	$223	$3,039	$4,191	$819	$5,010
New development projects	234	—	234	529	—	529
Tenant allowances	3,407	—	3,407	5,389	(18)	5,371
Recurring capital expenditures:
CAM expenditures	552	3	555	576	47	623
Non-CAM expenditures	1,064	—	1,064	1,158	—	1,158

Total recurring capital expenditures	1,616	3	1,619	1,734	47	1,781

Total	$8,073	$226	$8,299	$11,843	$848	$12,691

Pennsylvania Real Estate Investment Trust

Debt Analysis as of June 30, 2010

(in thousands)

Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,764,521	69.9%	$33,766	1.3%	$1,798,287	71.2%
Unconsolidated mortgage loans payable	131,385	5.2%	48,252	1.9%	179,637	7.1%
Exchangeable notes (3)	133,151	5.3%	—	0.0%	133,151	5.3%
Revolving Facility	—	0.0%	—	0.0%	—	0.0%
Term Loans (4)	300,000	11.9%	113,500	4.5%	413,500	16.4%

TOTAL OUTSTANDING DEBT	$2,329,057	92.3%	$195,518	7.7%	$2,524,575	100.0%

AVERAGE INTEREST RATE	5.74%		2.74%		5.63%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes debt premium of $2,157
(3)	Includes debt discount of $3,749
(4)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at a rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to fixed at a rate of 0.61% for year one, 1.78% for year two and 2.96% for the balance of the initial term.

Average Debt Balance
		Mortgage Debt (1) (2)	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	3/31/2010	$1,984,288	$70,000	$520,000	$136,900	$(4,209)	$2,706,979
Mortgage loan amortization, net		(5,759)	—	—	—	—	(5,759)
New River Valley Mall mortgage loan repayment		(750)	—	—	—	—	(750)
Lehigh Valley Mall mortgage loan repayment		(75,000)	—	—	—	—	(75,000)
Lehigh Valley Mall mortgage loan financing		70,000	—	—	—	—	70,000
Springfield East/Springfield Park mortgage loan financing		5,000	—	—	—	—	5,000
Red Rose Commons mortgage loan draw		145	—	—	—	—	145
Revolving Facility repayment		—	(70,000)	—	—	—	(70,000)
Term Loan repayment		—	—	(106,500)	—	—	(106,500)
Exchangeable notes discount amortization		—	—	—	—	460	460

Ending Balance	6/30/2010	$1,977,924	$—	$413,500	$136,900	$(3,749)	$2,524,575

Weighted Average Balance		$1,984,207	$29,853	$456,802	$136,900	$(4,056)	$2,603,706

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium and balloon payments.

Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2010	$11,527	$588	$79,868	$—	$—	$—	$(940)	$91,043
2011	23,119	1,153	175,050	—	—	—	(1,960)	197,362
2012	20,188	416	378,679	—	—	136,900	(849)	535,334
2013	14,782	—	431,973	—	413,500	—	—	860,255
2014	13,181	—	99,203	—	—	—	—	112,384
2015	12,073	—	275,280	—	—	—	—	287,353
2016	2,577	—	219,480	—	—	—	—	222,057
Thereafter	6,120	—	212,667	—	—	—	—	218,787

	$103,567	$2,157	$1,872,200	$—	$413,500	$136,900	$(3,749)	$2,524,575

(1)

The weighted average period to mortgage maturity is 3.93 years excluding extension options. Excludes debt premium on mortgage loans and debt discount on exchangeable notes. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP) (1)
Year	Balance	Interest Rate	Balance	Interest Rate
2010	80,088	4.69%	80,088	4.69%
2011	177,020	5.93%	177,020	5.93%
2012	394,020	6.05%	394,020	5.68%
2013	440,240	5.47%	440,240	5.47%
2014	104,238	7.28%	104,238	7.28%
2015	310,021	5.80%	310,021	5.80%
Thereafter	470,140	5.60%	470,140	5.60%

Total	$1,975,767	5.73%	$1,975,767	5.66%

(1)	Excludes amortization of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of June 30, 2010

(in thousands)

		Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service
	Lender	Debt	Debt Premium/ (Discount)	Total				Balance at Maturity	Maturity Date
Fixed Rate Debt
Valley View Mall (2)	CMBS	$33,846	$—	$33,846	6.15%	6.15%	$2,773	$33,625	Oct 2010
Christiana Center (3) (4)	Bank	45,000	—	45,000	5.87%	5.87%	2,642	45,000	June 2011
Paxton Towne Centre (3) (4)	Bank	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	Life Insurance Co	16,996	—	16,996	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	CMBS	29,498	—	29,498	7.25%	7.25%	2,681	28,785	Nov 2011
Capital City Mall	CMBS	49,235	1,362	50,597	7.61%	5.50%	4,603	47,298	Feb 2012
New River Valley Center (3) (4)	Bank	15,902	—	15,902	5.75%	5.75%	1,237	15,334	Mar 2012
Beaver Valley Mall	CMBS	43,657	—	43,657	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (3)	Bank	3,964	—	3,964	6.15%	6.15%	244	3,708	Aug 2012
Cherry Hill Mall	Life Insurance Co	185,881	—	185,881	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	Life Insurance Co	54,758	—	54,758	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	CMBS	40,623	795	41,418	6.50%	5.40%	3,413	38,782	Nov 2012
New River Valley Mall (3)	Bank	25,000	—	25,000	6.33%	6.33%	1,583	25,000	Jan 2013
Dartmouth Mall	CMBS	61,905	—	61,905	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	CMBS	56,820	—	56,820	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (3) (4)	Bank	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (3) (4)	Bank	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (3) (4)	Bank	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (3)	Bank	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (3)	Bank	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	Life Insurance Co	69,162	—	69,162	7.50%	7.50%	5,873	66,733	Jan 2014
Lycoming Mall	Bank	35,076	—	35,076	6.84%	6.84%	3,001	32,637	Jul 2014
Springfield East (3)	Bank	2,296	—	2,296	5.39%	5.39%	168	2,061	March 2015
Springfield Park (3)	Bank	2,695	—	2,695	5.39%	5.39%	197	2,419	March 2015
Magnolia Mall	CMBS	61,264	—	61,264	5.33%	5.33%	4,413	54,842	July 2015
Patrick Henry Mall	Life Insurance Co	94,206	—	94,206	6.34%	6.34%	7,743	83,210	Oct 2015
Willow Grove Park	Life Insurance Co	149,560	—	149,560	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	CMBS	87,347	—	87,347	5.49%	5.49%	5,014	78,996	Mar 2016
Woodland Mall	CMBS	154,216	—	154,216	5.58%	5.58%	10,760	140,484	Apr 2016
The Mall at Prince Georges	CMBS	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	Life Insurance Co	5,936	—	5,936	7.00%	7.00%	574	4,148	Nov 2018
Cumberland Mall Loan #2	Bank	2,641	—	2,641	5.00%	5.00%	390	—	Dec 2018
Lehigh Valley Mall	Life Insurance Co	70,000	—	70,000	5.88%	5.88%	4,972	58,519	July 2020

Total Fixed Rate Debt		1,893,749	2,157	1,895,906	5.86%	5.78%	132,636	1,789,888

Variable Rate Debt
One Cherry Hill Plaza (5)	Bank	5,616	—	5,616	1.65%	1.65%	93	5,616	Aug 2010
Pitney Road Plaza (6)	Bank	4,476	—	4,476	5.00%	5.00%	224	4,476	Dec 2010
Springfield Mall	Bank	36,150	—	36,150	1.45%	1.45%	526	36,150	Dec 2010
Creekview Center (7)	Bank	19,424	—	19,424	2.43%	2.43%	1,080	19,184	June 2011
Red Rose Commons (8)	Bank	12,102	—	12,102	6.00%	6.00%	718	12,102	Oct 2011
New River Valley Mall	Bank	4,250	—	4,250	4.88%	4.88%	207	4,250	Jan 2013

Total Variable Rate Debt		82,018	—	82,018	2.74%	2.74%	2,847	81,778

Total Debt		$1,975,767	$2,157	$1,977,924	5.73%	5.66%	$135,483	$1,871,666

CONSOLIDATED MORTGAGE LOANS		$1,796,130	$2,157	$1,798,287	5.80%	5.62%	$123,085	$1,707,771
UNCONSOLIDATED MORTGAGE LOANS		179,637	—	179,637	5.45%	5.45%	12,398	163,895
EXCHANGEABLE NOTES		136,900	(3,749)	133,151	4.00%	4.00%	5,476	136,900	May 2012
REVOLVING FACILITY (9) (10)		—	—	—	5.28%	5.28%	—	—	March 2013
TERM LOAN - FIXED RATE (9) (11)		300,000	—	300,000	5.90%	5.90%	17,692	300,000	March 2013
TERM LOAN - VARIABLE RATE (9)		113,500	—	113,500	5.28%	5.28%	5,993	113,500	March 2013

Total		$2,526,167	$(1,592)	$2,524,575	5.63%	5.49%	$164,644	$2,422,066

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The mortgage loan was refinanced in July 2010 The new mortgage loan has a ten year term and expires in July 2020.
(3)	The mortgage loan has been swapped to the fixed interest rate presented.
(4)	The mortgage loan has two one-year extension options.
(5)

The mortgage loan has two one-year extension options. The first option was exercised in June 2009 for the period August 2009 to August 2010. The second option was exercised in July 2010 for the period August 2010 to August 2011.

(6)

The loan has one six-month extension during the construction period, which was exercised in April 2010. We have the option to convert the loan to a two year loan at the end of the construction period. The construction period ends in December 2010.

(7)	The mortgage loan has three one-year extension options. The first extension option was exercised in March 2010.
(8)	The mortgage loan has one one-year extension option.
(9)	Secured by first mortgage liens on 22 properties and a second mortgage lien on one property. See page 29 for property detail.
(10)	The total available to borrow against the 2010 Revolving Facility is $148.5 million.
(11)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at a rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to fixed at a rate of 0.61% for year one, 1.78% for year two and 2.96% for the balance of the initial term.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

June 30, 2010
Consolidated Liabilities to Gross Asset Value	67.74%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 75%

EBITDA to Interest Expense	1.91
EBITDA may not be less than 1.60 to 1.00

Adjusted EBITDA to Fixed Charges	1.63
Adjusted EBITDA may not be less than 1.35 to 1.00

Corporate Debt Yield	10.60%
The ratio of EBITDA to total indebtedness may not be less than 9.50%.

Facility Debt Yield	10.90%
The ratio of NOI for Collateral Properties to Facility Amount

Collateral Properties (2)

Chambersburg Mall	Nittany Mall	South Mall
Crossroads Mall	North Hanover Mall	Sunrise Plaza
Gadsden Mall	Orlando Fashion Square	Uniontown Mall
The Gallery at Market East I	P&S Office Building	Voorhees Town Center
The Gallery at Market East II	Palmer Park Mall	Washington Crown Center
The Commons at Magnolia	Phillipsburg Mall	Westgate Anchor Pad
Monroe Marketplace	Plymouth Meeting Mall	Wiregrass Commons Mall
New River Valley Mall (2)	The Plaza at Magnolia

(1)

The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010 (the “2010 Credit Facility”) contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated March 11, 2010. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

(2)	All properties secured by first mortgage liens except for New River Valley Mall, which is secured by second mortgage lien.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Vanguard Group, Inc.	4,317,155
BlackRock Institutional Trust Company, N.A.	3,256,546
State Street Global Advisors (US)	1,599,095
Goldman Sachs Asset Management (US)	1,130,334
Pacific Heights Asset Management, LLC	900,000
JP Morgan Asset Management	816,733
Force Capital Management LLC	650,000
Veritable, L.P.	551,792
OppenheimerFunds, Inc.	512,500
Northern Trust Investments, N.A.	508,047

TOTAL of Ten Largest Institutional:	14,242,202
TOTAL of all Institutional Holders:	25,222,314
Ten Largest as % of Total Institutional:	56.5%

(1)	Based on 13F and 13G filings as of June 30, 2010 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2009
Institutional (1)	25,222,314	43.8%	24,266,770
Equity offering shares (2)	10,350,000	17.9%	—
Retail (3)	16,941,077	29.4%	18,359,983
Insiders (4)	5,133,095	8.9%	4,317,448

TOTAL	57,646,486	100.0%	46,944,201

(1)	Based on 13F and 13G filings as of June 30, 2010 or most recent filings.
(2)	Shares issued in May 4 equity offering. Ownership information will be available in the Third Quarter of 2010.
(3)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(4)	Insider holdings as of June 30, 2010 (Shares and OP Units only). Excludes 136,025 exercisable options. See proxy statement dated April 29, 2010 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. The Company computes Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”)(for periods during which the Company had preferred shares outstanding).

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares (for periods during which the Company had preferred shares outstanding), which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, interest and other income, interest expense, depreciation and amortization, income from discontinued operations, gains on sales of interests in real estate, other expenses and gain on extinguishment of debt.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.